Page 15 of 19 Pages



                                    EXHIBIT A


                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Clinicor, Inc. dated as of February 10, 2000 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.



Date:   February 10, 2000                QUANTUM INDUSTRIAL PARTNERS LDC


                                         By:      /S/ MICHAEL C. NEUS
                                                  ------------------------------
                                                  Michael C. Neus
                                                  Attorney-in-Fact


Date:   February 10, 2000                QIH MANAGEMENT INVESTOR, L.P.

                                         By:      QIH MANAGEMENT, INC.,
                                                  its General Partner


                                                  By:      /S/ MICHAEL C. NEUS
                                                           ---------------------
                                                           Michael C. Neus
                                                           Vice President

Date:   February 10, 2000                QIH MANAGEMENT, INC.


                                         By:      /S/ MICHAEL C. NEUS
                                                  ------------------------------
                                                  Michael C. Neus
                                                  Vice President

Date:   February 10, 2000                SOROS FUND MANAGEMENT LLC


                                         By:      /S/ MICHAEL C. NEUS
                                                  ------------------------------
                                                  Michael C. Neus
                                                  Assistant General Counsel


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                                                             Page 16 of 19 Pages


Date:   February 10, 2000                GEORGE SOROS



                                         By:      /S/ MICHAEL C. NEUS
                                                  ------------------------------
                                                  Michael C. Neus
                                                  Attorney-in-Fact



Date:   February 10, 2000               STANLEY F. DRUCKENMILLER



                                        By:      /S/ MICHAEL C. NEUS
                                                 -------------------------------
                                                 Michael C. Neus
                                                 Attorney-in-Fact